UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest reported event): October 18, 2005

                           The Navigators Group, Inc.
             (Exact name of registrant as specified in its chapter)



    DELAWARE                        0-15886                      13-3138397
--------------------------------------------------------------------------------
   (State of                      (Commission                 (I.R.S. Employer
  organization)                   File Number)               Identification No.)



        One Penn Plaza, New York, NY                              10119
  ---------------------------------------------------------------------------
    (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (914) 933-6025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act
                                (17 CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
                              (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

     On October 18, 2005, The Navigators Group, Inc. issued a press release announcing that it closed the public offering of 3,795,000 shares of its common stock, including 495,000 shares sold upon exercise of the underwriters' over-allotment option in full, at $34.50 per share. Net proceeds to the Company were approximately $124 million. This press release is attached hereto as
Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE NAVIGATORS GROUP, INC.
                              --------------------------
                              (Registrant)


                                /s/ Bradley D. Wiley
                              --------------------------------------------------
                              Name:  Bradley D. Wiley
                              Title: Senior Vice President, Financial Compliance
                                     Officer and Secretary


     Date: October 18, 2005

     INDEX TO EXHIBITS

Number    Description
------    -----------

 99.1     Navigators  Announces  Closing of Equity  Offering and  Over-Allotment
          Option